Haskell County, Texas Jones County, Texas
Nolan County, Texas Reagan County, Texas
Runnels County, Texas Taylor County, Texas

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

FIRST AMENDMENT TO DEEDS OF TRUST, MORTGAGES,
SECURITY AGREEMENTS, ASSIGNMENTS OF PRODUCTION,
AND FINANCING STATEMENTS

THIS FIRST AMENDMENT TO DEEDS OF TRUST, MORTGAGES, SECURITY AGREEMENTS, ASSIGNMENTS OF PRODUCTION, AND FINANCING STATEMENTS (this “Amendment”), dated as of August 1, 2008, is executed by and between Permian Legend Petroleum, LP, a Texas limited partnership, whose address is 3327 West Wadley Avenue, Suite 3, #267, Midland, Texas 79707 (the “Grantor”), and AMERICAN STATE BANK, whose address is 620 North Grant, Odessa, Texas 79761-4797 (the “Bank”).

NOTICE IS TAKEN OF THE FOLLOWING:

A.	Reference is made to that certain Loan Agreement, dated August 1, 2007, by and between Grantor; Guarantors, as Borrowers; and Bank, as Lender (as so amended, the “Existing Loan Agreement”). Pursuant to the terms of the Existing Loan Agreement, Grantor previously executed that certain Term Loan, dated May 15, 2008, in the original principal amount of $250,000.00, and that certain Revolver Loan, dated August 1, 2007, in the original principal amount of $1,600,000.00, in favor of the Bank (the “Existing Notes”).

B.	Reference is further made to those Deeds of Trust, Mortgages, Security Agreements, Assignments of Production, and Financing Statements, and modifications thereto, described by reference to their dates of execution and the recordation data pertaining thereto on the Schedule “1”attached hereto and made a part hereof for all purposes, each of which is from the Grantor to Mike Marshall, as Trustee for the benefit of the Bank (collectively, as so amended, the “Deeds of Trust”). The Deeds of Trust secure Grantor’s performance under the Existing Notes.

C.	Grantor and the Bank have now entered into a new Loan Agreement, dated as of August 1, 2008 (the “Loan Agreement”). Pursuant to the terms of the Loan Agreement, at the request of the Grantor, the Bank has agreed to extend to the Grantor a new term loan in the amount of One Million Six Hundred Seventy-Five Thousand and No/100 Dollars ($1,675,000.00) (the “Loan"), which renews and extends, the indebtedness evidenced by the Existing Note. To evidence the Loan, Grantor has executed a term note, in the original principal amount of One Million Six Hundred Seventy-Five Thousand and No/100 Dollars ($1,675,000.00) (the “Note”). By its term, the Note will fully and finally mature on October 15, 2008.

D.	In order to confirm that the lien granted under the Deeds of Trust secures the Grantor’s performance under the Notes, to add certain oil and gas properties owned by the Grantor to those properties defined below as “Mortgaged Properties”, and to correct and amend certain of the descriptions of those Mortgaged Properties previously described, the Grantor and the Bank have agreed to execute this Amendment.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and the Bank, for themselves and their respective heirs, personal representatives, successors, and assigns, have agreed and by the execution hereof do evidence their agreement to the following:

1.	Definitions. Except where provided otherwise herein, all terms defined in the Deeds of Trust shall have the same meaning in this Amendment.

2.	Structure. The parties confirm that pursuant to the terms of the Loan Agreement, the Bank has agreed to advance the Loan to the Grantor. Grantor agrees that the amounts owed pursuant to the terms of the Note shall be added to the obligations secured by the Deeds of Trust, with the understanding that final maturity will occur under the Note on October 15, 2008. In consideration of the Bank’s agreement to advance of the Loan, Grantor has agreed to confirm its conveyance to the Bank of those oil and gas properties described on the Exhibit “A” attached hereto and made a part hereof for all purposes (the “Original Mortgaged Properties”) and those additional oil and gas properties that are now also described on the same Exhibit “A” (the “Additional Mortgaged Properties.”) The Original Mortgaged Properties and the Additional Mortgaged Properties are collectively referred to herein as the “Mortgaged Properties”.

3.	Lien Against Mortgaged Properties. To confirm that the Deeds of Trust cover the Mortgaged Properties and secure the Grantor’s performance under the Note, Grantor does hereby grant, bargain, sell, convey, transfer, assign, and set over to the Trustee designated in the Deeds of Trust the following:

a.	Those Mortgaged Properties that are described on the Exhibit “A” that is attached hereto and made a part hereof for all purposes, including not only the Original Mortgaged Properties, but also the Additional Mortgaged Properties, all as more fully completely described on Exhibit “A.”;

b.	Without limitation of the foregoing, all other right, title and interest of Grantor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to the lands which are described or referred to in Exhibit “A” as a part of the descriptions (contained in such Exhibit “A”) of oil, gas and other mineral properties, or which are otherwise described in any of the leases or other instruments described in Exhibit “A”, even though the interest of Grantor in such lands may be incorrectly described in, or omitted from, Exhibit “A”;

c.	All of Grantor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas, and mineral unitization, pooling and communitization agreements, declarations or orders, and in and to the properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction and so-called “working interest units” created under operating agreements or otherwise), which cover, affect or otherwise relate to the properties described in subparagraphs (a) and (b) above;

d.	All of Grantor’s interest in and under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties described in subparagraphs (a), (b), or (c) above or to the operation of such properties or to the treating, handling, storing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, including, but not limited to, those contracts listed in Exhibit “A”, as same may be amended or supplemented from time to time; and

e.	All of Grantor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all equipment, improvements, materials, supplies, fixtures and other property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines) and all easements, servitudes, rights-of-way, surface leases and other surface rights, which are now or hereafter used, or held for use, in connection with the properties described in subparagraphs (a), (b), and (c) above, or in connection with the operation of such properties, or in connection with the treating, handling, storing, transporting or marketing of oil, gas other hydrocarbons, or other minerals produced from (or allocated to) such properties.

IN ADDITION TO THE REAL AND PERSONAL PROPERTIES, RIGHTS, TITLES, INTERESTS, AND ESTATES DESCRIBED OR TO WHICH REFERENCE IS MADE IN PARAGRAPHS (a) THROUGH (e), INCLUSIVE, ABOVE, IF GRANTOR CURRENTLY OWNS OR HEREAFTER ACQUIRES AN INTEREST IN ANY OTHER OIL, GAS, OR OTHER MINERAL INTEREST (INCLUDING, BUT NOT LIMITED TO, ANY AND ALL LEASEHOLD INTERESTS, WORKING, INTERESTS, OVERRIDING ROYALTY INTERESTS, PARTICIPATING AND NON-PARTICIPATING ROYALTY INTERESTS, NET PROFITS INTERESTS, PRODUCTION PAYMENT INTERESTS, UNLEASED MINERAL INTERESTS, AND ANY OTHER INTEREST IN MINERALS) IN ANY OF THE COUNTIES SET FORTH ON THE COVER PAGE OF THIS INSTRUMENT OR IN THE PREFACE TO THE EXHIBIT “A” THAT IS ATTACHED HERETO (COLLECTIVELY, THE “SUBJECT COUNTIES”), THE TITLE TO WHICH EITHER CURRENTLY OR HEREAFTER STANDS IN GRANTOR’S NAME, GRANTOR DOES GRANT, BARGAIN, SELL, ASSIGN, TRANSFER, AND CONVEY THAT INTEREST TO THE TRUSTEE, FOR THE BENEFIT OF THE BENEFICIARY. GRANTOR SPECIFICALLY AFFIRMS THAT IT INTENDS THAT ANY SUCH INTEREST IS TO BE INCLUDED WITHIN THE DEFINITION OF THE MORTGAGED PROPERTY, AND FURTHER INTENDS TO CONVEY TO THE TRUSTEE, FOR THE BENEFIT OF THE BENEFICIARY, AS A PART OF THE MORTGAGED PROPERTY, EVERY POSSIBLE PRESENT INTEREST THAT GRANTOR HAS TO ANY OIL, GAS, OR MINERAL PROPERTY LOCATED IN ANY OF THE SUBJECT COUNTIES, WHETHER ACTUALLY OR PROPERLY DESCRIBED HEREIN OR NOT, AND ALL OF SAID OIL, GAS, AND MINERAL INTERESTS ARE COVERED AND INCLUDED HEREIN AS FULLY IN ALL RESPECTS AS IF THEY HAD BEEN ACTUALLY AND PROPERLY DESCRIBED HEREIN. IN LIGHT OF THE DECISION IN GREER V. J. HIRAM MOORE, LTD., 72 S.W.3D 436 (TEX. APP.–CORPUS CHRISTI 2002, PET. DENIED, GRANTED ON REHEARING), GRANTOR INTENDS FOR THIS PARAGRAPH, WHEN READ IN CONJUNCTION WITH THE ENTIRETY OF THIS INSTRUMENT, TO CLEARLY EXPRESS GRANTOR’S INTENTIONS BEYOND A REASONABLE LEVEL OF CERTAINTY. GRANTOR DOES NOT INTEND TO LIMIT THE OIL, GAS, AND MINERAL INTERESTS IN LANDS IDENTIFIED BY THIS PROVISION TO SMALL PIECES OR STRIPS OF LAND THAT MAY EXIST WITHOUT THE KNOWLEDGE OF ANY ONE OF THE PARTIES TO THIS INSTRUMENT BY REASON OF INCORRECT SURVEYING, CARELESS LOCATION OF FENCES, OR OTHER MISTAKES. RATHER, GRANTOR SPECIFICALLY INTENDS FOR THIS DEED OF TRUST TO INCLUDE ALL OIL, GAS, AND MINERAL INTERESTS IN THOSE LANDS OWNED BY GRANTOR IN THE SUBJECT COUNTIES, INCLUDING SPECIFICALLY ANY OIL, GAS, OR MINERAL INTEREST THAT GRANTOR MAY OWN IN SAID COUNTY, WHETHER ACTUALLY AND PROPERLY DESCRIBED HEREIN OR NOT.

4.	Security Interest in Personal Properties: In order to further secure the payment of the secured indebtedness and the performance of the obligations, covenants, agreements, warranties, and undertakings of Grantor hereinafter described, Grantor hereby grants to the Bank a security interest in the entire interest of Grantor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

a. The Mortgaged Properties;

b.	All oil, gas, other hydrocarbons, as-extracted collateral, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the “Production”), and all liens and security interests in the Production securing payment of the proceeds of the Production including, but not limited to, those liens and security interests provided under statutes enacted in the jurisdictions in which the Mortgaged Properties are located;

c.	All equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, transporting, processing, or marketing of Production) and all renewals or replacements thereof or substitutions therefore;

d.	All contract rights, contractual rights, and other general intangibles related to the Mortgaged Properties, the operation thereof (whether Grantor is operator or non-operator), or the treating, handling, storing, transporting, processing, or marketing of Production, or under which the proceeds of Production arise or are evidenced or governed;

e.	All geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production, or any other item of Property (as hereinafter defined) which are in the possession of Grantor or in which Grantor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data;

f.	All money, documents, instruments, chattel paper, securities, accounts, or general intangibles arising from or by virtue of any transaction related to the Mortgaged Properties or the Production (all of the properties, rights and interests described in Paragraph 3, subparagraphs (a), (b), (c), (d) and (e) above and this Paragraph 5, subparagraph (f) being herein sometimes collectively called the “Collateral”); and

g.	All proceeds of the Collateral or payments in lieu of Production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral and payments in lieu of Production being herein sometimes collectively called the “Property”).

5.	Financing Statement

a.	This Amendment covers goods which are or are to become fixtures on the real property described herein. This Amendment shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real property records of each county in which any part of the Mortgaged Properties (including said fixtures) is situated. This Amendment shall also be effective as a financing statement covering as-extracted collateral, minerals or the like (including oil and gas) and accounts arising out of the sale at the wellhead or minehead of the wells or mines located on the Mortgaged Properties of oil, gas, or other minerals in which Grantor has an interest before extraction, and is to be filed for record in the real property records of each county in which any part of the Mortgaged Properties is situated. The Grantor is the debtor. This Amendment shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor from which information concerning the security interests hereunder may be obtained is the address of the Grantor set forth below. Grantor is a Texas limited partnership with its principal office in Midland County, Texas.

b.	A photographic or other reproduction of this Amendment or of any financing statement relating to this Amendment shall be sufficient as a financing statement for any of the purposes referred to in paragraph 6.a. above.

c.	The Bank may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay the Bank directly.

d.	The Bank shall have the right, without the consent or joinder of the Grantor, to execute and file with any governmental authority such financing statements, financing statement amendments and continuation statements as may, in the sole discretion of the Bank, be necessary or advisable to maintain, perfect or otherwise evidence the Lien of the Bank in and to any of the Mortgaged Property. The Grantor, as Debtor, hereby expressly authorizes the Bank, as Secured Party, to file any such financing statement without the signature of the Grantor to the extent permitted by applicable law.

6.	Continuation of Deed of Trust. None of the rights, titles, liens, interests, securities or equities existing or to exist under the Deed of Trust or any other instrument executed in connection with or as security for any of the secured indebtedness shall be released, diminished, or impaired hereby. The Deed of Trust, as amended hereby, is recognized to be in force and effect, subsisting and valid, covering all of the Mortgaged Properties and Collateral; and Grantor does hereby convey the Mortgaged Properties, to the extent the same have not been previously released, to the Trustee to secure and enforce payment of the secured indebtedness (which includes the Notes and grants to Bank a security interest in the Mortgaged Properties and all proceeds thereof to secure the secured indebtedness (which includes the Note), all in accordance with the terms of the Deed of Trust, as amended by this Amendment. All rights and liens existing and to exist under the Deed of Trust, as amended hereby, are renewed, extended, carried forward, and conveyed to secure all of the secured indebtedness.

7. Representations and Warranties: By the execution of this instrument, Grantor represents and warrants that (a) the representations and warranties stated in the Deed of Trust and in this Amendment are true and correct as of the date hereof and apply with equal force and effect to the Mortgaged Properties, as described in Exhibit “A” attached hereto; and (b) neither an Event of Default, as described in the Deed of Trust, as so amended, nor any event which with the lapse of time or notice, or both, could become an Event of Default, has occurred as of the date hereof.

THIS AMENDMENT TO DEEDS OF TRUST, THE NOTES, THE LOAN AGREEMENT, AND ALL OTHER LOAN PAPERS EXECUTED SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

{The remainder of this page is intentionally blank. Signature page follows.}

Effective as of August 1, 2008, but executed the day of acknowledgment.

PERMIAN LEGEND PETROLEUM LP, a Texas limited partnership

3327 West Wadley Avenue, Suite 3, #267
Midland, Texas 79707	By:	Permian Legend LLC, its general partner
By: /s/ Lisa P. Hamilton—

Lisa P. Hamilton, Manager

By:      /s/ Ronnie L. Steinocher—
Ronnie L. Steinocher, Manager

GRANTOR

AMERICAN STATE BANK

620 North Grant Avenue
Odessa, Texas 79761

By:      /s/ Mike Marshall

Mike Marshall

Executive Vice President

BENEFICIARY

THE STATE OF TEXAS COUNTY OF ECTOR	§ § §

This instrument was acknowledged before me on the        day of August 2008, by Lisa P. Hamilton, Manager of Permian Legend LLC, a Texas limited liability company, acting as the General Partner of PERMIAN LEGEND PETROLEUM LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

Notary Public, State of Texas

THE STATE OF TEXAS COUNTY OF ECTOR	§ § §

This instrument was acknowledged before me on the        day of August 2008, by Ronnie L. Steinocher, Manager of Permian Legend LLC, a Texas limited liability company, acting as the General Partner of PERMIAN LEGEND PETROLEUM LP, a Texas limited partnership, on behalf of said limited liability company and limited partnership.

Notary Public, State of Texas

THE STATE OF TEXAS COUNTY OF ECTOR	§ § §

This instrument was acknowledged before me on the        day of August 2008, by Mike Marshall, Executive Vice President of American State Bank, a Texas banking association, on behalf of said association.

Notary Public, State of Texas